UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2011

RODMAN & RENSHAW CAPITAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33737	84-1374481

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas, New York, New York	10020

(Address Of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (212) 356-0500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

          On February 16, 2011, Rodman & Renshaw Capital Group, Inc. (“Rodman”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing its financial results for the fourth quarter and year ended December 31, 2010.

Item 8.01.	Other Events.

Additional Information

          In connection with the proposed merger between Rodman and Hudson Holding Corporation (“Hudson”), on January 31, 2011 Rodman filed a registration statement on Form S-4 with the SEC containing a prospectus of Rodman and other relevant documents relating to the acquisition of Hudson. The registration statement on Form S-4 also includes a proxy statement of Hudson, and the final proxy statement/prospectus will be mailed to stockholders of Hudson. Rodman and Hudson stockholders are urged to read the registration statement and any other relevant documents filed with the SEC, including the proxy statement/prospectus that will be part of the registration statement, because they will contain important information about Rodman, Hudson and the proposed transaction. Investors and securityholders will be able to obtain free copies of the registration statement and proxy statement/prospectus (when available) as well as other filed documents containing information about Rodman and Hudson, without charge, at the SEC’s website (www.sec.gov). Free copies of Rodman’s filings also may be obtained by directing a request to Rodman’s CFO by phone to (212) 356-0500, in writing to Rodman & Renshaw Capital Group, Inc., Attention: CFO, 1251 Avenue of the Americas, New York, NY 10022, by email to dhorin@rodm.com or at Rodman’s website (www.rodm.com). Free copies of Hudson’s filings also may be obtained by directing a request to Hudson’s CEO by phone to 201-216-0100, in writing to Hudson Holding Corporation, 111 Town Square Plaza, Suite 1500A, Jersey City, NJ 07310, Attention: CEO, or at Hudson’s website (www. hudsonholdingcorp.com).

This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

          Rodman, Hudson and their respective directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of Hudson with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the registration statement and proxy statement/prospectus and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Rodman’s directors and executive officers is also available in Rodman’s definitive proxy statement for its 2010 Annual Meeting of Stockholders filed with the SEC on March 26, 2010. Information regarding Hudson’s directors and executive officers is also available in Hudson’s Annual Report on Form 10-K filed with the SEC on June 29, 2010. These documents are available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at Rodman.

Item 9.01.	Financial Statements and Exhibits.

     (d) Exhibits

Exhibit No.	Description

99.1	Press release, dated February 16, 2011, announcing financial results for the fourth quarter and year ended December 31, 2010.

          In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

* * * * *

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rodman & Renshaw Capital Group, Inc.

Dated: February 16, 2011	By:	/s/ David J. Horin

David J. Horin
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated February 16, 2011 announcing financial results for the fourth quarter and year ended December 31, 2010.